Exhibit 10.89

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.:130339

AMD_00134673.0

AMENDMENT

Date of Amendment: July 9, 2014

This AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (MSCI reference number IXF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement”) is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

1.	Exhibit A of the Agreement is hereby amended to add the following Index:
•	MSCI Emerging Markets Horizon Index

Or such other index(es) as agreed by Licensee and MSCI in writing.

2.	Licensee may use the Index set forth in Section 1 above solely with respect to the following Fund. This fund shall also be a “Fund” as such term is defined in the Agreement:
•	iShares MSCI Emerging Markets Horizon ETF

Or such other name(s) as agreed by Licensee and MSCI in writing.

The iShares MSCI Emerging Markets Horizon ETF shall be an exchange traded index fund listed on a national securities exchange located in the United States.

3.	Licensee shall pay MSCI a ********* license fee for the Fund based on the Fund’s

********************************** ***********, which fee shall be due and payable on a

************************. The ********* license fee shall be calculated

********************************************************************************************************

********************************************************************************************************, as follows:

*********************

***********************

*********************

For the avoidance of doubt, the ********* license fees shall be calculated *************. For example,

***********************************************************************************************************

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***********************************************************************************************************.

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“Expense Ratio” shall mean the ********************************* obtained when dividing

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**************************** *************.

Notwithstanding anything to the contrary contained herein, if any Fund does not have an ************* or if a Fund’s

********************************** or if a Fund has an *********************, the ********* licensee fee for such Fund shall equal

***********************************************************************************.

4.	Special Conditions:

a.To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to licensee expect as expressly provided in the Agreement and this Amendment.

b.MSCI may terminate this Amendment with respect to the Index set forth in Section 1 if, within one (1) year of the date of this Amendment, Licensee does not list the iShares MSCI Emerging Markets Horizon ETF that is based on the MSCI Emerging Markets Horizon Index.

c.If Licensee delists the iShares MSCI Emerging Markets Horizon ETF, or changes the underlying Index for the iShares MSCI Emerging Markets Horizon ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such iShares MSCI Emerging Markets Horizon ETF shall automatically and immediately terminate.

d.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

ACKNOWLEDGED AND AGREED:

LICENSEE: BlackRock Fund Advisors
MSCI Inc.

By	/s/ Ravi Goutam	By	/s/ David Kinzelberg

Name	Ravi Goutam	Name	David Kinzelberg

Title	Managing Director	Title	Executive Director

Date		Date	August 8, 2014

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